SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): October 4, 2008

Gulf Western Petroleum Corporation

(Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	000-52309 (Commission File Number)	98-0489324 (IRS Employer Identification No.)

4801 Woodway Drive, Suite 306W

Houston, Texas 77056

(Address of Registrant’s principal executive offices)

(713) 355-7001

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 5.02

Departure of Director and Principal Officer

On October 4, 2008 the Board of Directors of Gulf Western Petroleum Corporation (“Company”) received notice of resignation of Donald L. Sytsma as Director, Chief Financial Officer, Treasurer and Corporate Secretary.  The resignation was effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2008

GULF WESTERN PETROLEUM CORPORATION

 / s /  Wm. Milton Cox

Wm. Milton Cox

Chairman and CEO